MS P1 P2 P4 12/22

SUPPLEMENT DATED DECEMBER 1, 2022

TO THE PROSPECTUS

DATED MAY 1, 2022,

OF

FRANKLIN MUTUAL SHARES VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective December 31, 2022, the prospectus is amended as follows:

I. The portfolio management team under the “Fund Summaries – Franklin Mutual Shares VIP Fund” section on page MS-S5 of the prospectus is replaced with the following:

Christian Correa, CFA
President of Franklin Mutual and portfolio manager of the Fund since 2020.

Grace Hoefig
Senior Vice President of Franklin Mutual and portfolio manager of the Fund since October 2020.

II. The portfolio management section under the “Fund Details – Franklin Mutual Shares VIP Fund – Management” section on page MS-D8 of the prospectus is replaced with the following:

Christian Correa, CFA President of Franklin Mutual

Mr. Correa has been a co-lead portfolio manager of the Fund since 2020. He joined Franklin Templeton in 2003.

Grace Hoefig Senior Vice President of Franklin Mutual

Ms. Hoefig has been a co-lead portfolio manager of the Fund since 2020. She joined Franklin Templeton in 2008.

As co-lead portfolio managers of the Fund, Mr. Correa and Ms. Hoefig are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.